EXHIBIT 99.1

Colonial Properties Trust ("Colonial") Series E Preferred Shares

      Each Colonial Series E preferred share will be represented by 100 Colonial Series E preferred depositary shares. Set forth below is a description of the terms of the Colonial Series E preferred shares. For more information regarding the Colonial Series E preferred depositary shares, refer to “— Colonial Series E Preferred Depositary Shares” above.

Ranking

      With respect to the payment of distributions and amounts upon liquidation, the Colonial Series E preferred shares will rank:

•	senior to all classes or series of Colonial common shares, and to all equity securities ranking junior to the Colonial Series E preferred shares, including Colonial Series 1998 preferred shares authorized in connection with the Colonial shareholder rights plan;

•	on a parity with the Colonial Series B preferred shares, the Colonial Series C preferred shares, the Colonial Series D preferred shares, and all other equity securities issued by Colonial the terms of which specifically provide that such equity securities rank on a parity with the Colonial Series E preferred shares; and

•	junior to all equity securities issued by Colonial the terms of which specifically provide that such equity securities rank senior to the Colonial Series E preferred shares. Colonial currently has no equity securities outstanding senior to the Colonial Series E preferred shares.

Dividends

      Holders of the Colonial Series E preferred shares will be entitled to receive, when and as authorized by the Colonial board of trustees, out of funds legally available for the payment of distributions, cumulative preferential dividends payable on each dividend payment date in cash in an amount equal to the sum of:

•	$47.625 per Colonial Series E preferred share (equivalent to $0.47625 per Colonial Series E preferred depositary share; also equivalent to a fixed annual rate of $190.50 per Colonial Series E preferred share or $1.905 per Colonial Series E preferred depositary share); and

•	if the sum of all dividends paid on one Colonial common share during the preceding dividend period (i.e., the dividend period ending on the immediately preceding dividend payment date) exceeds an amount initially set at $0.790 (subject to adjustment for stock splits, combinations and similar events), an amount equal to the product of:

•	50%; times

•	the excess of the prior period dividends over the amount initially set at $0.790 (subject to adjustment for stock splits, combinations and similar events); times

•	an initial factor of 60.2991 (subject to adjustment for stock splits, combinations and similar events).

      Set forth below is a calculation of the quarterly dividend holders of Colonial Series E preferred shares will be entitled to receive under each of the circumstances described below:

Assuming the sum of all dividends paid on one Colonial common share during the preceding dividend period does not exceed $0.790:	$47.625
Assuming the sum of all dividends paid on one Colonial common share during the preceding dividend period is $0.820*:	$47.625 + (50% × ($0.820 - $0.790) × 60.2991) = $48.5294865

*	This dividend level has been assumed only for illustrative purposes. Colonial does not intend for this to constitute a projection or other indication of future dividend levels for any period.

      Dividends on the Colonial Series E preferred shares will accrue and be cumulative from the initial dividend accrual date (which will be the last record date for regular quarterly dividends on Cornerstone common shares before the date on which the Colonial Series E preferred shares are issued), and will be payable quarterly in arrears on the last day of each of March, June, September and December (or, if not a business day, the succeeding business day), commencing on the first dividend payment date after the date on which the Colonial Series E preferred shares are issued. However, if closing of the merger occurs during the month of March, June, September or December, the first dividend payment date will be the last day of June, September, December or March, respectively (or, if not a business day, the succeeding business day).

      Dividends payable on the Colonial Series E preferred shares for the initial distribution period and any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Colonial will pay dividends to holders of record as they appear in its share records at the close of business on the applicable record date, which will be the 15th day of the calendar month in which the applicable dividend payment date falls or such other date designated by the Colonial board of trustees for the payment of dividends that is not more than 30 nor less than ten days prior to the dividend payment date.

      No dividends on the Colonial Series E preferred shares will be declared by the Colonial board of trustees or be paid or set apart for payment by Colonial at such time as the terms and provisions of any agreement, including any agreement relating to Colonial’s indebtedness, prohibits the declaration, payment or setting apart for payment or provides that the declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if the declaration or payment is restricted or prohibited by law.

      Notwithstanding the foregoing, distributions on the Colonial Series E preferred shares will accrue whether or not Colonial has earnings, whether or not there are funds legally available for the payment of the distributions and whether or not the distributions are authorized. Accrued but unpaid distributions on the Colonial Series E preferred shares will not bear interest and holders of the Colonial Series E preferred shares will not be entitled to any distributions in excess of full cumulative distributions as described above.

      Any distribution payment made on the Colonial Series E preferred shares will first be credited against the earliest accrued but unpaid distribution due with respect to the Colonial Series E preferred shares which remains payable.

Liquidation Preference

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of Colonial’s affairs, the holders of the Colonial Series E preferred shares are entitled to be paid out of Colonial’s assets legally available for distribution to Colonial shareholders liquidating distributions in cash or property at its fair market value as determined by the Colonial board of trustees in the amount of a liquidation preference of $2,500 per Colonial Series E preferred share (equivalent to $25.00 per Colonial Series E preferred depositary share), plus an amount equal to any accrued and unpaid distributions to the date of the liquidation, dissolution or winding up, before any distribution is made to holders of Colonial common shares or any other capital shares of beneficial interest that rank junior to the Colonial Series E preferred shares as to liquidation rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of the Colonial Series E preferred shares will have no right or claim to any of Colonial’s remaining assets. Colonial’s consolidation or merger with any other entity or the sale, lease or transfer of all or substantially all of Colonial’s property will not be deemed to constitute a liquidation, dissolution or winding up.

      In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets are insufficient to pay the full amount of the liquidating distributions on all outstanding Colonial Series E preferred shares and the corresponding amounts payable on all shares of other classes or series of capital shares of ranking on a parity with the Colonial Series E preferred shares in the distribution of assets, then the holders of the Colonial Series E preferred shares and all other classes or series of capital shares ranking on a parity with the Colonial Series E preferred shares will share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. Subject to the rights of Colonial shares ranking on parity with or senior to the Colonial Series E preferred shares, after payment is made in full to holders of Colonial Series E preferred shares, any other series or class or classes of shares ranking junior to the Colonial Series E preferred shares will be entitled to receive any and all assets remaining to be paid or distributed, subject to their respective terms.

Optional Redemption

      Colonial may redeem, at its option, the Colonial Series E preferred shares, in whole or in part, at any time or from time to time, for cash at a redemption price of $2,500 per Colonial Series E preferred share (equivalent to $25.00 per Colonial Series E preferred depositary share), plus accrued and unpaid dividends thereon, if any, to the date fixed for redemption, without interest. If fewer than all of the outstanding Colonial Series E preferred shares are to be redeemed, Colonial may not redeem more than 60,000 of the Colonial Series E preferred shares (equivalent to 6,000,000 of the Colonial Series E preferred depositary shares) without redeeming all of the Colonial Series E preferred shares then outstanding. If full cumulative dividends on Colonial Series E preferred shares or any class or series of capital shares ranking on a parity with the Colonial Series E preferred shares have not been authorized and paid or authorized and set apart for payment, then the Colonial Series E preferred shares or parity shares may not be redeemed in part at the option of Colonial and Colonial may not purchase or otherwise acquire any Colonial Series E preferred shares or parity shares other than pursuant to a purchase or exchange offer made on the same terms to all holders of Colonial Series E preferred shares or parity shares except in certain circumstances relating to the maintenance of Colonial’s ability to qualify as a REIT for federal income tax purposes.

      Notice of redemption at the option of Colonial will be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the date fixed for redemption of the Colonial Series E preferred shares, or by a similar notice mailed by the registrar, postage prepaid, not less than 30 days nor more than 60 days prior to the date fixed for redemption of the Colonial Series E preferred shares, addressed to the respective holders of record of Colonial Series E preferred shares to be redeemed at their respective addresses shown on Colonial’s share transfer books. No failure to give notice or any defect of the notice or in the mailing of the notice will affect the sufficiency of the notice or the validity of the proceedings for the redemption of any Colonial Series E preferred shares except as to the holder to whom notice was defective or not given. Each notice will state:

•	the date fixed for redemption of the Colonial Series E preferred shares;

•	the redemption price per share;

•	the number of Colonial Series E preferred shares to be redeemed, and if fewer than all of the Colonial Series E preferred shares are to be redeemed, the number of Colonial Series E preferred shares to be redeemed from each holder;

•	the place or places where the certificates for the Colonial Series E preferred shares are to be surrendered for payment of the redemption price; and

•	that dividends on the shares to be redeemed will cease to accrue on the redemption date.

      On or after the redemption date, each holder of Colonial Series E preferred shares to be redeemed must present and surrender the share certificates representing Colonial Series E preferred shares at the place designated in the redemption notice and then the redemption price of such shares will be paid to or on the order of the person whose name appears on the share certificates as the owner thereof and each surrendered share certificate will be canceled. In the event that fewer than all the shares represented by any share certificate are to be redeemed, a new share certificate will be issued representing the unredeemed shares. From and after the date fixed for redemption of the Colonial Series E preferred shares (unless Colonial defaults in payment of the redemption price), all dividends on the Colonial Series E preferred shares designated for redemption in the notice will cease to accrue and all rights of the holders, except the right to receive the redemption price (including all accrued and unpaid dividends up to the date fixed for redemption of the Colonial Series E preferred shares), will cease and terminate and such shares will not thereafter be transferred (except with Colonial’s consent) on Colonial’s books, and the shares will not be deemed to be outstanding for any purpose whatsoever. At Colonial’s election, Colonial may, prior to the redemption date, irrevocably deposit the redemption price (including accrued and unpaid distributions) of the Colonial Series E preferred shares called for redemption in trust for the holders thereof with a bank or trust company, in which case the notice to holders of the Colonial Series E preferred shares to be redeemed will:

•	specify the office of such bank or trust company as the place of payment of the redemption price; and

•	call upon such holders to surrender the share certificates representing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accrued and unpaid distributions up to the redemption date). Subject to the applicable escheat laws, any monies deposited which remain unclaimed by the holders of the Colonial Series E preferred shares at the end of two years after the redemption date will be returned to Colonial by such bank or trust company.

      The holders of Colonial Series E preferred shares at the close of business on a record date of any dividend will be entitled to receive the dividend payable with respect to the Colonial Series E preferred shares on the corresponding payment date notwithstanding the redemption thereof between such dividend record date and the corresponding dividend payment date. Except as provided above, Colonial will make no payment or allowance for unpaid dividends, whether or not in arrears, on Colonial Series E preferred shares called for redemption.

      The Colonial Series E preferred shares have no stated maturity date and will not be subject to any sinking fund provisions.

Mandatory Redemption

      Colonial will be required to redeem all of the Colonial Series E preferred shares 30 days after the date that it mails notice of a change of control to holders of the Colonial Series E preferred shares. Colonial will redeem the Colonial Series E preferred shares for cash at a redemption price of $2,500 per share (equivalent to $25.00 per Colonial Series E preferred depositary share), plus accrued and unpaid dividends thereon, if any, to the date fixed for redemption.

      A “change of control” will be deemed to have occurred upon the occurrence of any of the following events:

•	any person or group files Schedule TO, Schedule 13D or any schedule, form or report under the Securities Exchange Act of 1934, as amended, disclosing that such person or group has become the direct or indirect ultimate beneficial owner of Colonial common shares representing more than 50% of the voting power of Colonial common shares entitled to vote generally in the election of trustees;

•	consummation of any share exchange, consolidation or merger of Colonial pursuant to which Colonial common shares will convert into cash, securities or other property or any sale, lease or transfer in one transaction or a series of transactions of all or substantially all of Colonial’s consolidated assets taken as a whole to any person other than Colonial or one or more of its subsidiaries; provided, however, that a transaction where Colonial is the surviving entity and holders of Colonial common shares immediately prior to such transaction have more than 50% of the aggregate voting power of Colonial voting shares entitled to vote generally in the election of trustees immediately after such transaction will not be considered a change of control; or

•	Colonial or a wholly owned subsidiary of Colonial ceases to be the sole general partner of Colonial Partnership.

      Notice of mandatory redemption will be mailed by the registrar, postage prepaid, within 15 days after the occurrence of a change of control, addressed to the respective holders of record of Colonial Series E preferred shares to be redeemed at their respective addresses shown on Colonial’s share transfer books. No failure to give notice or any defect of the notice or in the mailing of the notice will affect the sufficiency of the notice or validity of the proceedings for the redemption of any Colonial Series E preferred shares except as to the holder to whom notice was defective or not given. Each notice will state:

•	the date fixed for the mandatory redemption of the Colonial Series E preferred shares;

•	the redemption price per share;

•	the place or places where the certificates for the Colonial Series E preferred shares are to be surrendered for payment of the redemption price; and

•	that dividends on the shares to be redeemed will cease to accrue on the redemption date.

      From and after the date fixed for redemption of the Colonial Series E preferred shares (unless Colonial defaults in payment of the redemption price), all dividends on the Colonial Series E preferred shares designated for redemption in the notice will cease to accrue and all rights of the holders, except the right to receive the redemption price (including all accrued and unpaid dividends up to the date fixed for redemption of the Colonial Series E preferred shares), will cease and terminate and such shares will not thereafter be transferred (except with Colonial’s consent) on Colonial’s books, and the shares will not be deemed to be outstanding for any purpose whatsoever. At Colonial’s election, Colonial may, prior to the redemption date, irrevocably deposit the redemption price (including accrued and unpaid distributions) of the Colonial Series E preferred shares called for redemption in trust for the holders thereof with a bank or trust company, in which case the notice to holders of the Colonial Series E preferred shares to be redeemed will:

•	specify the office of such bank or trust company as the place of payment of the redemption price; and

•	call upon such holders to surrender the share certificates representing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accrued and unpaid distributions up to the redemption date). Subject to the applicable escheat laws, any monies deposited which remain unclaimed by the holders of the Colonial Series E preferred shares at the end of two years after the redemption date will be returned to Colonial by such bank or trust company.

      The holders of Colonial Series E preferred shares at the close of business on a record date of any dividend will be entitled to receive the dividend payable with respect to the Colonial Series E preferred shares on the corresponding payment date notwithstanding the redemption thereof between such dividend record date and the corresponding dividend payment date. Except as provided above, Colonial will make no payment or allowance for unpaid dividends, whether or not in arrears, on Colonial Series E preferred shares to be redeemed.

      Colonial’s obligation to redeem the Colonial Series E preferred shares will be subject to the rights of any parity shares or senior shares and compliance with the provisions of any material debt agreement to which Colonial or a subsidiary is a party that would prohibit such redemption or under which such redemption would constitute an event of default. If Colonial is so prohibited from redeeming the Colonial Series E preferred shares, Colonial will be prohibited from declaring or paying any dividends on any junior shares or from redeeming, purchasing or otherwise acquiring any junior shares until it has fully paid the mandatory redemption price on the Colonial Series E preferred shares. Colonial will be obligated to redeem the Colonial Series E preferred shares no later than 45 days after it is first able to redeem the Colonial Series E preferred shares.

      Colonial’s obligation to redeem the Colonial Series E preferred shares will be satisfied if a third party purchases all Colonial Series E preferred shares presented for redemption in exchange for payment of the redemption price in cash and otherwise complies with Colonial’s redemption obligations.

Voting Rights

      Except as indicated below, or except as otherwise from time to time required by applicable law, the holders of the Colonial Series E preferred shares will have no voting rights. On any matter on which the Colonial Series E preferred shares are entitled to vote (as expressly provided herein, in the articles supplementary or as may be required by law), including any action by written consent, each Colonial Series E preferred share will be entitled to one vote.

      If dividends on the Colonial Series E preferred shares are in arrears for six or more quarterly periods (whether or not consecutive) holders of the Colonial Series E preferred shares (voting separately as a class with holders of all other series of shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional trustees to serve on the Colonial board of trustees until Colonial pays all dividends which it owes on the Colonial Series E preferred shares.

      For more information on the voting rights of the Colonial Series E preferred shares, refer to “Comparison of Shareholder Rights — Number of Trustees and Directors; Removal of Trustees and

Directors; Vacancies” and “— Amendment of the Colonial Declaration of Trust and Cornerstone Articles of Incorporation”.

Conversion

      The Colonial Series E preferred shares are not convertible into or exchangeable for any other property or securities.

Shareholder Liability

      Applicable Alabama law provides that no shareholder, including holders of Colonial Series E preferred shares, will be personally liable for Colonial’s acts and obligations and that Colonial’s funds and property will be the only recourse for such acts or obligations.

Restrictions on Ownership

      In order to assist Colonial in maintaining Colonial’s qualification as a REIT for federal income tax purposes, ownership by any person of more than 9.8% of the value of the Colonial Series E preferred shares is restricted in the Colonial declaration of trust.